UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 10, 2004

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 1-9718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c) The exhibit listed on the Exhibit Index accompanying this Form 8-K is furnished herewith.

Item 12.	Disclosure of Results of Operations and Financial Condition

On March 10, 2004, James E. Rohr, chairman and chief executive officer of The PNC Financial Services Group, Inc. (the “Corporation”), spoke at the Sandler O’Neill & Partners, L.P. 2004 West Coast Financial Services Conference in Carlsbad, California. This presentation was accompanied by a series of electronic slides that included information pertaining to financial and business performance and strategies. A copy of these slides and related material is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: March 10, 2004	By:	/s/ SAMUEL R. PATTERSON

Samuel R. Patterson Controller

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Slide presentation and related material for Sandler O’Neill & Partners, L.P. 2004 West Coast Financial Services Conference in Carlsbad, California.	Furnished Herewith